Exhibit 32.2

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Freedom Leaf, Inc., (the "Company") on Form 10-Q for the quarterly period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clifford J. Perry, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2016	/s/ Clifford J. Perry
By: Clifford J. Perry
Chief Financial Officer